UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ____________________

                                   FORM 8-K/A

                               Amendment No. 1 to

                                 CURRENT REPORT
                              ____________________

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): September 28, 2004

                              ____________________

                           Q Comm International, Inc.
             (Exact name of registrant as specified in its charter)

                              ____________________

                                      Utah
                 (State or other jurisdiction of incorporation)


                     001-31718                          87-0674277
             (Commission File Number)       (IRS Employer Identification No.)


            510 East Technology Avenue,
                    Building C
                    Orem, Utah                             84097
     (Address of principal executive offices)            (Zip Code)

                                 (801) 226-4222
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

                              ____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

         This Amendment No. 1 to Current Report on Form 8-K/A is filed for the purpose of amending and restating Item 4.01 of the Current Report on Form 8-K of Q Comm International, Inc., filed with the Securities and Exchange Commission on September 10, 2004, and to file as Exhibit 16.1 a letter from Pritchett, Siler & Hardy to the Securities and Exchange Commission regarding the change in the certifying accountant.

Item 4.01. Changes in Registrant's Certifying Accountant

         On September 10, 2004, Q Comm International, Inc. (the "Company") dismissed Pritchett, Siler & Hardy, Salt Lake City, Utah as the Company's principal accountant to audit and report on the Company's financial statements. Pritchett, Siler & Hardy has served the Company for the last five years. The decision to dismiss Pritchett, Siler & Hardy was approved by the Company's Board of Directors upon the recommendation of its Audit Committee.
         On September 10, 2004, the Company appointed Tanner + Co., Salt Lake City, Utah as independent accountant and auditor to report on the Company's financial statements for the year ended December 31, 2004, and to do the quarterly reviews beginning with the quarter ended September 30, 2004. The decision to retain Tanner + Co was approved by the Company's Audit Committee at its meeting on July 30, 2004. The appointment was effective as of September 10, 2004.
         The report of Pritchett, Siler & Hardy on the Company's financial statements consisting of consolidated balance sheet, and the related consolidated statements of operations, stockholders' equity, and cash flows for the years ended December 31, 2003 and December 31, 2002, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report for the year ended December 31, 2002 included an explanatory paragraph noting the Company's limited liquid resources, recurring losses from operations and the Company's need to raise additional capital, all of which raised substantial doubt about the Company's ability to continue as a going concern. In addition to acting as the Company's principal accountant, Pritchett, Siler & Hardy has prepared the Company's tax filings for the past five years and its quarterly reviews since such reviews have been required by SEC policies.
         In connection with the Company's two most recent fiscal year audits and any subsequent interim period preceding the disengagement of Pritchett, Siler & Hardy, there were no disagreements with Pritchett, Siler & Hardy or reportable events on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report. In connection with its audit of the Company's 2003 and 2002 financial statements, Pritchett, Siler & Hardy noted no matters involving the internal control structure and operations that they considered to be material weaknesses.
         The Company has provided Pritchett, Siler & Hardy with a copy of the foregoing disclosure. A letter addressed to the SEC by Pritchett, Siler & Hardy stating that the former audit firm agrees with the above statements made by the Company is attached as an exhibit.
         The Audit Committee, comprised of the Company's outside directors, believes a change in auditors will be beneficial to executing its oversight responsibilities by providing a fresh look. The Audit Committee believes Tanner + Co. has staff and partners well suited to serve the needs of the Company.
         No consultations occurred between the Company and Tanner + Co. during the two most recent fiscal years and any subsequent interim period prior to

Tanner + Co.'s appointment regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Company's financial statements, or other information provided that was considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue, or (ii) any matter that was the subject of disagreement or a reportable event requiring disclosure under Item 304(a)(1)(v) of Regulation S-B.

________________________________________________________________________________

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits

Exhibit
Number         Description
------         -----------

16.1 Letter from Pritchett, Siler & Hardy to the United States Securities and Exchange Commission, dated September 28, 2004 regarding change in certifying accountant.


The information in this Form 8-K and Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any such filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
________________________________________________________________________________

                                   SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 28, 2004                 Q Comm International, Inc.

                                          /s/ Michael K. Openshaw
                                          -----------------------

                                          Michael K. Openshaw
                                          Chief Financial Officer

________________________________________________________________________________

                                  EXHIBIT INDEX

Exhibit
Number            Description
------            -----------

16.1 Letter from Pritchett, Siler & Hardy to the United States Securities and Exchange Commission, dated September 28, 2004 regarding change in certifying accountant.